Employee Benefits	12 Months Ended
Dec. 31, 2016
Employee Benefits

Note 10

Employee Benefits

We maintain non-contributory defined benefit pension plans for certain employees. In addition, we maintain postretirement health care and life insurance plans for certain retirees and their dependents, which are both contributory and non-contributory, and include a limit on our share of the cost for certain recent and future retirees. In accordance with our accounting policy for pension and other postretirement benefits, operating expenses include pension and benefit related credits and/or charges based on actuarial assumptions, including projected discount rates, an estimated return on plan assets, and health care trend rates. These estimates are updated in the fourth quarter to reflect actual return on plan assets and updated actuarial assumptions. The adjustment is recognized in the income statement during the fourth quarter or upon a remeasurement event pursuant to our accounting policy for the recognition of actuarial gains and losses.

Pension and Other Postretirement Benefits

Pension and other postretirement benefits for certain employees are subject to collective bargaining agreements. Modifications in benefits have been bargained from time to time, and we may also periodically amend the benefits in the management plans. The following tables summarize benefit costs, as well as the benefit obligations, plan assets, funded status and rate assumptions associated with pension and postretirement health care and life insurance benefit plans.

Obligations and Funded Status

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2016	2015	2016	2015
Change in Benefit Obligations
Beginning of year	$22,016	$25,320	$24,223	$27,097
Service cost	322	374	193	324
Interest cost	677	969	746	1,117
Plan amendments	428	–	(5,142)	(45)
Actuarial (gain) loss, net	1,017	(1,361)	1,289	(2,733)
Benefits paid	(938)	(971)	(1,349)	(1,370)
Curtailment and termination benefits	4	–	–	–
Settlements paid	(1,270)	(2,315)	–	–
Divestiture (Note 2)	(1,144)	–	(310)	(167)

End of year	$21,112	$22,016	$19,650	$24,223

Change in Plan Assets
Beginning of year	$16,124	$18,548	$1,760	$2,435
Actual return on plan assets	882	118	35	28
Company contributions	837	744	917	667
Benefits paid	(938)	(971)	(1,349)	(1,370)
Settlements paid	(1,270)	(2,315)	–	–
Divestiture (Note 2)	(972)	–	–	–

End of year	$14,663	$16,124	$1,363	$1,760

Funded Status

End of year	$(6,449)	$(5,892)	$(18,287)	$(22,463)

As a result of the Access Line Sale which closed on April 1, 2016, we derecognized $0.7 billion of defined benefit pension and other postretirement benefit plan obligations, including $0.2 billion that had been reclassified to Non-current liabilities related to assets held for sale in our consolidated balance sheet as of December 31, 2015. See Note 2 for additional details.

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2016	2015	2016	2015
Amounts recognized on the balance sheet
Noncurrent assets	$2	$349	$–	$–
Current liabilities	(88)	(93)	(639)	(695)
Noncurrent liabilities	(6,363)	(6,148)	(17,648)	(21,768)

Total	$(6,449)	$(5,892)	$(18,287)	$(22,463)

Amounts recognized in Accumulated Other Comprehensive Income (Pre-tax)
Prior Service Cost (Benefit)	$443	$(51)	$(6,072)	$(2,038)

Total	$443	$(51)	$(6,072)	$(2,038)

The accumulated benefit obligation for all defined benefit pension plans was $21.1 billion and $22.0 billion at December 31, 2016 and 2015, respectively.

2016 Collective Bargaining Negotiations

In the collective bargaining agreements ratified in June 2016, Verizon’s annual postretirement benefit obligation for retiree healthcare remains capped at the levels established by the previous contracts ratified in 2012. Effective January 2016, prior to reaching these new collective bargaining agreements, certain retirees began to pay for the costs of retiree healthcare in accordance with the provisions relating to caps in the previous contracts. In reaching new collective bargaining agreements in 2016, there is a mutual understanding that the substantive postretirement benefit plans provide that Verizon’s annual postretirement benefit obligation for retiree healthcare is capped and, accordingly, we began accounting for the contractual healthcare caps in June 2016. We also adopted changes to our defined benefit pension plans and other postretirement benefit plans to reflect the agreed upon terms and conditions of the collective bargaining agreements. The impact was a reduction in our postretirement benefit plan obligations of approximately $5.1 billion and an increase in our defined benefit pension plan obligations of approximately $0.4 billion, which have been recorded as a net increase to Accumulated other comprehensive income of $2.9 billion (net of taxes of $1.8 billion). The amount recorded in Accumulated other comprehensive income will be reclassified to net periodic benefit cost on a straight-line basis over the average remaining service period of the respective plans’ participants which, on a weighted-average basis, is 12.2 years for defined benefit pension plans and 7.8 years for other postretirement benefit plans. The above-noted reclassification resulted in a decrease to net periodic benefit cost and increase to pre-tax income of approximately $0.4 billion during 2016.

Information for pension plans with an accumulated benefit obligation in excess of plan assets follows:

	(dollars in millions)
At December 31,	2016	2015
Projected benefit obligation	$21,048	$21,694
Accumulated benefit obligation	20,990	21,636
Fair value of plan assets	14,596	15,452

Net Periodic Cost

The following table summarizes the benefit (income) cost related to our pension and postretirement health care and life insurance plans:

				(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2016	2015	2014	2016	2015	2014
Service cost	$322	$374	$327	$193	$324	$258
Amortization of prior service cost (credit)	21	(5)	(8)	(657)	(287)	(253)
Expected return on plan assets	(1,045)	(1,270)	(1,181)	(54)	(101)	(161)
Interest cost	677	969	1,035	746	1,117	1,107
Remeasurement (gain) loss, net	1,198	(209)	2,380	1,300	(2,659)	4,615

Net periodic benefit (income) cost	1,173	(141)	2,553	1,528	(1,606)	5,566
Curtailment and termination benefits	4	–	11	–	–	–

Total	$1,177	$(141)	$2,564	$1,528	$(1,606)	$5,566

Other pre-tax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss are as follows:

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2016	2015	2016	2015
Prior service cost (benefit)	$428	$–	$(5,142)	$(45)
Reversal of amortization items
Prior service cost (benefit)	(21)	5	657	287
Amounts reclassified to net income	87	–	451	–

Total recognized in other comprehensive (income) loss (pre-tax)	$494	$5	$(4,034)	$242

Amounts reclassified to net income for the year ended December 31, 2016 includes the reclassification to Selling, general and administrative expense of a pre-tax pension and postretirement benefit curtailment gain of $0.5 billion ($0.3 billion net of taxes) due to the transfer of employees to Frontier, which caused the elimination of a significant amount of future service in three of our defined benefit pension plans and one of our other postretirement benefit plans requiring us to recognize a portion of the prior service credits. See Note 2 for additional detail.

The estimated prior service cost for the defined benefit pension plans that will be amortized from Accumulated other comprehensive income into net periodic benefit (income) cost over the next fiscal year is not significant. The estimated prior service cost for the defined benefit postretirement plans that will be amortized from Accumulated other comprehensive income into net periodic benefit (income) cost over the next fiscal year is ($0.9) billion.

Assumptions

The weighted-average assumptions used in determining benefit obligations follow:

		Pension	Health Care and Life
At December 31,	2016	2015	2016	2015
Discount Rate	4.30%	4.60%	4.20%	4.60%
Rate of compensation increases	3.00	3.00	N/A	N/A

The weighted-average assumptions used in determining net periodic cost follow:

	Pension			Health Care and Life
At December 31,	2016	2015	2014	2016	2015	2014
Discount rate in effect for determining service cost	4.50%	4.20%	5.00%	4.50%	4.20%	5.00%
Discount rate in effect for determining interest cost	3.20	4.20	5.00	3.40	4.20	5.00
Expected return on plan assets	7.00	7.25	7.25	3.80	4.80	5.50
Rate of compensation increases	3.00	3.00	3.00	N/A	N/A	N/A

Effective January 1, 2016, we changed the method we use to estimate the interest component of net periodic benefit cost for pension and other postretirement benefits. Historically, we estimated the interest cost component utilizing a single weighted-average discount rate derived from the yield curve used to measure the benefit obligation at the beginning of the period. We have elected to utilize a full yield curve approach in the estimation of interest cost by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. We have made this change to provide a more precise measurement of interest cost by improving the correlation between projected benefit cash flows to the corresponding spot yield curve rates. We have accounted for this change as a change in accounting estimate and accordingly accounted for it prospectively.

For the year ended December 31, 2016, the impact of this change on our consolidated GAAP results was a reduction of the interest cost component of net periodic benefit cost by approximately $0.4 billion. The use of the full yield curve approach does not impact how we measure our total benefit obligations at year end or our annual net periodic benefit cost as any change in the interest cost component is completely offset by the actuarial gain or loss measured at year end which is immediately recognized in the income statement. Accordingly, this change in estimate did not impact our income from continuing operations, net income or earnings per share as measured on an annual basis.

In determining our pension and other postretirement benefit obligations, we used a weighted-average discount rate of 4.2%. The rate was selected to approximate the composite interest rates available on a selection of high-quality bonds available in the market at December 31, 2016. The bonds selected had maturities that coincided with the time periods during which benefits payments are expected to occur, were non-callable and available in sufficient quantities to ensure marketability (at least $0.3 billion par outstanding).

In order to project the long-term target investment return for the total portfolio, estimates are prepared for the total return of each major asset class over the subsequent 10-year period. Those estimates are based on a combination of factors including the current market interest rates and valuation levels, consensus earnings expectations and historical long-term risk premiums. To determine the aggregate return for the pension trust, the projected return of each individual asset class is then weighted according to the allocation to that investment area in the trust’s long-term asset allocation policy.

The assumed health care cost trend rates follow:

	Health Care and Life
At December 31,	2016	2015	2014
Healthcare cost trend rate assumed for next year	6.50%	6.00%	6.50%
Rate to which cost trend rate gradually declines	4.50	4.50	4.75
Year the rate reaches the level it is assumed to remain thereafter	2025	2024	2022

A one-percentage point change in the assumed health care cost trend rate would have the following effects:

	(dollars in millions)
One-Percentage Point	Increase	Decrease
Effect on 2016 service and interest cost	$100	$(81)
Effect on postretirement benefit obligation as of December 31, 2016	609	(616)

Plan Assets

The company’s overall investment strategy is to achieve a mix of assets which allows us to meet projected benefit payments while taking into consideration risk and return. While target allocation percentages will vary over time, the current target allocation for plan assets is designed so that 65% of the assets have the objective of achieving a return in excess of the growth in liabilities (comprised of public equities, private equities, real estate, hedge funds and emerging debt) and 35% of the assets are invested as liability hedging assets (where cash flows from investments better match projected benefit payments, typically longer duration fixed income). This allocation will shift as funded status improves to a higher allocation of liability hedging assets. Target policies will be revisited periodically to ensure they are in line with fund objectives. Both active and passive management approaches are used depending on perceived market efficiencies and various other factors. Due to our diversification and risk control processes, there are no significant concentrations of risk, in terms of sector, industry, geography or company names.

Pension and healthcare and life plans assets do not include significant amounts of Verizon common stock.

Pension Plans

The fair values for the pension plans by asset category at December 31, 2016 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,228	$1,219	$9	$–
Equity securities	1,883	1,883	–	–
Fixed income securities
U.S. Treasuries and agencies	1,251	880	371	–
Corporate bonds	2,375	152	2,126	97
International bonds	713	20	679	14
Real estate	655	–	–	655
Other
Private equity	624	–	–	624
Hedge funds	526	–	522	4

Total investments at fair value	9,255	4,154	3,707	1,394
Investments measured at NAV	5,408

Total	$14,663	$4,154	$3,707	$1,394

The fair values for the pension plans by asset category at December 31, 2015 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,387	$1,375	$12	$–
Equity securities	2,237	2,234	–	3
Fixed income securities
U.S. Treasuries and agencies	1,265	884	381	–
Corporate bonds	2,350	192	2,030	128
International bonds	710	33	657	20
Other	2	–	2	–
Real estate	873	–	–	873
Other
Private equity	609	–	–	609
Hedge funds	194	–	194	–

Total investments at fair value	9,627	4,718	3,276	1,633

Investments measured at NAV	6,497

Total	$16,124	$4,718	$3,276	$1,633

The following is a reconciliation of the beginning and ending balance of pension plan assets that are measured at fair value using significant unobservable inputs:

	(dollars in millions)
	Equity Securities	Corporate Bonds	International Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at January 1, 2015	$1	$100	$18	$692	$624	$–	$1,435
Actual gain (loss) on plan assets	–	6	(2)	93	45	–	142
Purchases and sales	–	18	5	(24)	(60)	–	(61)
Transfers in (out)	2	4	(1)	112	–	–	117

Balance at December 31, 2015	$3	$128	$20	$873	$609	$–	$1,633
Actual gain (loss) on plan assets	(1)	(9)	(2)	169	12	–	169
Purchases and sales	(2)	(22)	(4)	(387)	3	4	(408)

Balance at December 31, 2016	$–	$97	$14	$655	$624	$4	$1,394

Health Care and Life Plans

The fair values for the other postretirement benefit plans by asset category at December 31, 2016 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$131	$1	$130	$–
Equity securities	463	463	–	–
Fixed income securities
U.S. Treasuries and agencies	23	22	1	–
Corporate bonds	170	145	25	–
International bonds	60	30	30	–

Total investments at fair value	847	661	186	–
Investments measured at NAV	516

Total	$1,363	$661	$186	$–

The fair values for the other postretirement benefit plans by asset category at December 31, 2015 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$162	$–	$162	$–
Equity securities	768	752	16	–
Fixed income securities
U.S. Treasuries and agencies	21	19	2	–
Corporate bonds	208	133	75	–
International bonds	79	19	60	–

Total investments at fair value	1,238	923	315	–
Investments measured at NAV	522

Total	$1,760	$923	$315	$–

The following are general descriptions of asset categories, as well as the valuation methodologies and inputs used to determine the fair value of each major category of assets.

Cash and cash equivalents include short-term investment funds, primarily in diversified portfolios of investment grade money market instruments and are valued using quoted market prices or other valuation methods.

Investments in securities traded on national and foreign securities exchanges are valued by the trustee at the last reported sale prices on the last business day of the year or, if no sales were reported on that date, at the last reported bid prices. Government obligations, corporate bonds, international bonds and asset-backed securities are valued using matrix prices with input from independent third-party valuation sources. Over-the-counter securities are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable such as multiple broker quotes.

Commingled funds not traded on national exchanges are priced by the funds’ custodian or administrator at NAV. Commingled funds held by third-party custodians appointed by the fund managers provide the fund managers with a NAV. The fund managers have the responsibility for providing this information to the custodian of the respective plan.

The investment manager of the entity values venture capital, corporate finance, and natural resource limited partnership investments. Real estate investments are valued at amounts based upon appraisal reports prepared by either independent real estate appraisers or the investment manager using discounted cash flows or market comparable data. Loans secured by mortgages are carried at the lesser of the unpaid balance or appraised value of the underlying properties. The values assigned to these investments are based upon available and current market information and do not necessarily represent amounts which might ultimately be realized. Because of the inherent uncertainty of valuation, estimated fair values might differ significantly from the values that would have been used had a ready market for the securities existed. These differences could be material.

Forward currency contracts, futures, and options are valued by the trustee at the exchange rates and market prices prevailing on the last business day of the year. Both exchange rates and market prices are readily available from published sources. These securities are classified by the asset class of the underlying holdings.

Hedge funds are valued by the custodian at NAV based on statements received from the investment manager. These funds are valued in accordance with the terms of their corresponding offering or private placement memoranda.

Commingled funds, hedge funds, venture capital, corporate finance, natural resource and real estate limited partnership investments for which fair value is measured using the NAV per share as a practical expedient are not leveled within the fair value hierarchy and are included as a reconciling item to total investments.

Employer Contributions

In 2016, we contributed $0.8 billion to our qualified pension plans which included $0.2 billion of discretionary contributions, $0.1 billion to our nonqualified pension plans and $1.1 billion to our other postretirement benefit plans. We anticipate a minimum contribution of $0.6 billion to our qualified pension plans in 2017. Nonqualified pension plans contributions are estimated to be $0.1 billion and contributions to our other postretirement benefit plans are estimated to be $0.8 billion in 2017.

Estimated Future Benefit Payments

The benefit payments to retirees are expected to be paid as follows:

		(dollars in millions)
Year	Pension Benefits	Health Care and Life
2017	$2,356	$1,259
2018	1,790	1,284
2019	1,722	1,290
2020	1,204	1,302
2021	1,189	1,327
2022-2026	5,777	6,616

Savings Plan and Employee Stock Ownership Plans

We maintain four leveraged employee stock ownership plans (ESOP). We match a certain percentage of eligible employee contributions to the savings plans with shares of our common stock from this ESOP. At December 31, 2016, the number of allocated shares of common stock in this ESOP was 55 million. There were no unallocated shares of common stock in this ESOP at December 31, 2016. All leveraged ESOP shares are included in earnings per share computations.

Total savings plan costs were $0.7 billion in 2016, $0.9 billion in 2015 and $0.9 billion in 2014.

Severance Benefits

The following table provides an analysis of our actuarially determined severance liability recorded in accordance with the accounting standard regarding employers’ accounting for postemployment benefits:

				(dollars in millions)
Year	Beginning of Year	Charged to Expense	Payments	Other	End of Year
2014	$757	$531	$(406)	$(7)	$875
2015	875	551	(619)	(7)	800
2016	800	417	(583)	22	656

Severance, Pension and Benefit Charges (Credits)

During 2016, we recorded net pre-tax severance, pension and benefit charges of $2.9 billion in accordance with our accounting policy to recognize actuarial gains and losses in the period in which they occur. The pension and benefit remeasurement charges of $2.5 billion were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities of our pension and other postretirement benefit plans from a weighted-average of 4.6% at December 31, 2015 to a weighted-average of 4.2% at December 31, 2016 ($2.1 billion), updated health care trend cost assumptions ($0.9 billion), the difference between our estimated return on assets of 7.0% and our actual return on assets of 6.0% ($0.2 billion) and other assumption adjustments ($0.3 billion). These charges were partially offset by a change in mortality assumptions primarily driven by the use of updated actuarial tables (MP-2016) issued by the Society of Actuaries ($0.5 billion) and lower negotiated prescription drug pricing ($0.5 billion). As part of these charges, we also recorded severance costs of $0.4 billion under our existing separation plans.

The net pre-tax severance, pension and benefit charges during 2016 were comprised of a net pre-tax pension remeasurement charge of $0.2 billion measured as of March 31, 2016 related to settlements for employees who received lump-sum distributions in one of our defined benefit pension plans, a net pre-tax pension and benefit remeasurement charge of $0.8 billion measured as of April 1, 2016 related to curtailments in three of our defined benefit pension and one of our other postretirement plans, a net pre-tax pension and benefit remeasurement charge of $2.7 billion measured as of May 31, 2016 in two defined benefit pension plans and three other postretirement benefit plans as a result of our accounting for the contractual healthcare caps and bargained for changes, a net pre-tax pension remeasurement charge of $0.1 billion measured as of May 31, 2016 related to settlements for employees who received lump-sum distributions in three of our defined benefit pension plans, a net pre-tax pension remeasurement charge of $0.6 billion measured as of August 31, 2016 related to settlements for employees who received lump-sum distributions in five of our defined benefit pension plans, and a net pre-tax pension and benefit credit of $1.9 billion as a result of our fourth quarter remeasurement of our pension and other postretirement assets and liabilities based on updated actuarial assumptions.

During 2015, we recorded net pre-tax severance, pension and benefit credits of approximately $2.3 billion primarily for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. The credits were primarily driven by an increase in our discount rate assumption used to determine the current year liabilities from a weighted-average of 4.2% at December 31, 2014 to a weighted-average of 4.6% at December 31, 2015 ($2.5 billion), the execution of a new prescription drug contract during 2015 ($1.0 billion) and a change in mortality assumptions primarily driven by the use of updated actuarial tables (MP-2015) issued by the Society of Actuaries ($0.9 billion), partially offset by the difference between our estimated return on assets of 7.25% at December 31, 2014 and our actual return on assets of 0.7% at December 31, 2015 ($1.2 billion), severance costs recorded under our existing separation plans ($0.6 billion) and other assumption adjustments ($0.3 billion).

During 2014, we recorded net pre-tax severance, pension and benefit charges of approximately $7.5 billion primarily for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. The charges were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities from a weighted-average of 5.0% at December 31, 2013 to a weighted-average of 4.2% at December 31, 2014 ($5.2 billion), a change in mortality assumptions primarily driven by the use of updated actuarial tables (RP-2014 and MP-2014) issued by the Society of Actuaries in October 2014 ($1.8 billion) and revisions to the retirement assumptions for participants and other assumption adjustments, partially offset by the difference between our estimated return on assets of 7.25% and our actual return on assets of 10.5% ($0.6 billion). As part of this charge, we recorded severance costs of $0.5 billion under our existing separation plans.